Contacts:	Roger Sachs, CFA (Investors/Analysts)
Wayne Roberts (Media)	sachsr@dnb.com
wayne.roberts@porternovelli.com	973.921.5914
404.995.4533

CORRECTING and REPLACING D&B Reports Fourth Quarter and Full Year 2013 Results; Announces Leadership Changes and Increases Dividend By 10%
CORRECTION...by D&B
SHORT HILLS, N.J--(BUSINESS WIRE)-- Underneath the section marked "Non-Core Gains and Charges", the first paragraph, second sentence should read: Accordingly, during the fourth quarter of 2013, we took a $28.2 million pre-tax non-core charge related to the write-off of the new data supply chain ($23.2 million net after-tax, non-core charge), (sted: Accordingly, during the fourth quarter of 2014, we took ...).
The corrected release reads as follows:
D&B Reports Fourth Quarter and Full Year 2013 Results; Announces Leadership Changes and Increases Dividend By 10%
Short Hills, NJ - February 3, 2014 - D&B (NYSE: DNB), the world's leading source of commercial information and insight on businesses, today reported results for the fourth quarter and full year ended December 31, 2013.
“Fourth quarter results were in line with our expectations, with growth in both North America and International. With 2013 behind us, we are excited to execute our new strategy which is aimed at delivering long term sustainable growth,” said President and CEO of D&B, Bob Carrigan. “I look forward to sharing our strategy and outlook for the future, including our 2014 guidance, with the investment community during our call tomorrow morning.”
Fourth Quarter 2013 Highlights

•	Core and total revenue up 4% year over year, before the effect of foreign exchange (up 3% after the effect of foreign exchange);

•	Diluted EPS was $2.75 before non-core gains and charges, up 16% year over year; GAAP diluted EPS was $1.96, down 11%;

•	Operating income before non-core gains and charges was flat year over year; GAAP operating income down 15%;

•	We repurchased approximately 0.5 million shares for $54.9 million under the Company’s discretionary repurchase program.

Full Year 2013 Highlights

•
Core revenue up 1% year-over-year, both before and after the effect of foreign exchange. Total revenue was flat year over year before the effect of foreign exchange and down 1% after the effect of foreign exchange;

•	Diluted EPS was $7.60 before non-core gains and charges, up 10% year over year; GAAP diluted EPS was $6.54, up 2%;

•	Operating income before non-core gains and charges was down 6% year over year; GAAP operating income was up 1%;

•	Free cash flow for the full year 2013 was $278.2 million; Net cash provided by operating activities for the full year 2013 was $333.3 million;

•	We repurchased approximately 3.5 million shares for $325.0 million under the Company’s discretionary repurchase program.

See attached Schedules 3, 4 and 5 for additional detail.
Schedule 5 provides a reconciliation to GAAP, as well as the definitions of the non-GAAP financial measures that the Company uses to evaluate the business.

Simplified Organizational Structure
“In connection with executing our strategy, which I will be discussing on our earnings call tomorrow, we are simplifying our organizational structure,” said Carrigan. “My direct reports and I are excited to build on our global market position to drive value for our shareholders as well as our customers and partners, both existing and new.”
Today the company announced a simplified organizational structure that includes six direct reports to Carrigan, each of whom has global responsibilities:

•
Josh Peirez has been promoted to Chief Operating Officer and will lead the new Global Operating Team, which includes Content, Product, Technology, Alliances, Strategy, and Mergers & Acquisitions, as well as the Worldwide Partner network;

•
Mark Geneste has been promoted to Chief Sales Officer, following our elimination of the separate roles of President, North America and President, International, effective February 4, 2014. Mr. Geneste will lead the Company’s new Global Sales and Service team;

•	Rishi Dave will join D&B as Chief Marketing Officer effective February 24, 2014. He joins D&B from Dell, Inc.;

•	John Reid-Dodick joins D&B effective February 4, 2014, as Chief People Officer and was most recently with AOL, Inc.;

•	Rich Veldran continues his position as Chief Financial Officer; and

•	Chris Hill continues her position as Chief Legal Officer.

Emmanuel Conti, who currently serves as President, North America, notified us that he has been offered another professional opportunity and he will be leaving D&B during the first quarter of 2014.

Fourth Quarter 2013 Segment Results

North America

•	Core and total revenue were $366.2 million, up 4%, year over year, both before and after the effect of foreign exchange.

•	Operating income before non-core gains and charges was $155.9 million, down 1%, year over year. On a GAAP basis, operating income was $124.6 million, down 21%.

Asia Pacific

•	Core and total revenue were $44.2 million, up 7%, year over year, before the effect of foreign exchange (flat after the effect of foreign exchange).

•	Operating income before non-core gains and charges was $5.1 million, down 6%, year over year. On a GAAP basis, operating income was $3.1 million, down 39%.

Europe & Other International Markets

•	Core and total revenue were $66.3 million, down 1%, year over year, before the effect of foreign exchange (flat after the effect of foreign exchange).

•	Operating income was $23.5 million, up 4%, year over year.

Full Year 2013 Segment Results

North America

•	Core and total revenue were $1,233.9 million, up 1%, year over year, both before and after the effect of foreign exchange.

•	Operating income before non-core gains and charges was $438.7 million, down 9%, year over year. On a GAAP basis, operating income was $407.4 million, down 15%.

Asia Pacific

•
Core revenue was $179.3 million, up 5%, year over year, before the effect of foreign exchange (up 2% after the effect of foreign exchange). Total revenue was $179.3 million, down 5%, year over year, before the effect of foreign exchange (down 8% after the effect of foreign exchange).

•
Operating income before non-core gains and charges was $21.0 million, up 6%, year over year. On a GAAP basis, operating income was $19.0 million, compared to $4.7 million from the prior year similar period.

Europe & Other International Markets

•	Core and total revenue were $242.0 million, flat, year over year, both before and after the effect of foreign exchange.

•	Operating income was $72.9 million, up 6%, year over year.

See attached Schedules 3 and 5 for additional detail.

Non-Core Gains and Charges
In connection with a recent review of our business, we determined that the new data supply chain was not a necessary component of our go forward strategy to grow the business, and that our prior MaxCV goals to reduce the cost of operations to drive sustainability can be largely met without deployment of the new data supply chain.  Accordingly, during the fourth quarter of 2013, we took a $28.2 million pre-tax non-core charge related to the write-off of the new data supply chain ($23.2 million net after-tax, non-core charge).
In addition, we identified certain other assets that we determined are not critical to our strategy to grow the business.  We therefore took an aggregate of $5.1 million of pre-tax non-core charges related to the write- off of these assets ($3.9 million net after-tax, non-core charge).
See attached Schedule 5 for additional explanations and detail of these charges.

Cash Dividend Increased
D&B today announced that it has declared an increased quarterly cash dividend of $0.44 per share, up from D&B’s prior quarterly dividend of $0.40 per share. This quarterly cash dividend is payable on March 12, 2014, to shareholders of record at the close of business on February 25, 2014.

Use of Non-GAAP Financial Measures
D&B's restructuring charges may be viewed as recurring as they are part of its Financial Flexibility initiatives. In addition to reporting GAAP results, the Company reports results before restructuring charges and other non-core gains and charges, such as legal and other professional expenses associated with the ongoing China investigation, because they do not reflect the Company's underlying business performance and they may have a disproportionate positive or negative impact on the results of its ongoing business operations.
D&B reports non-GAAP financial measures in this press release and the schedules attached. See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - How We Manage Our Business” in the Company’s Annual Report on Form 10-K for the year ending December 31, 2012, filed February 28, 2013 with the SEC, for a discussion of how the Company defines these measures, why it uses them and why it believes they provide useful information to investors. Additionally, these measures are defined in Schedule 5 attached to this press release.

Fourth Quarter 2013 Teleconference

As previously announced, an earnings teleconference is scheduled for Tuesday, February 4, 2014, at 8:00 a.m. (Eastern Time), in which D&B’s President and CEO, Bob Carrigan, will discuss fourth quarter and full year results and share his strategic outlook for the Company as well as 2014 guidance. A question and answer period will follow.  Live audio, as well as a replay of the conference call, will be accessible on D&B's Investor Relations Web site at http://investor.dnb.com.

**************

About Dun & Bradstreet® (D&B)
Dun & Bradstreet (NYSE:DNB) is the world’s leading source of commercial information and insight on businesses, enabling companies to Decide with Confidence® for 172 years.  D&B’s global commercial database contains more than 230 million business records.  The database is enhanced by D&B’s proprietary DUNSRight® Quality Process, which provides our customers with quality business information. This quality information is the foundation of our global solutions that customers rely on to make critical business decisions.

D&B provides two solution sets that meet a diverse set of customer needs globally. Customers use D&B Risk Management Solutions™ to mitigate credit and supplier risk, increase cash flow and drive increased profitability, and D&B Sales & Marketing Solutions™ to provide data management capabilities that provide effective and cost efficient marketing solutions and to convert prospects into clients by enabling business professionals to research companies, executives and industries.

Forward-Looking and Cautionary Statements
The statements in this press release that do not relate to historical facts may be forward-looking statements. These include, without limitation, any statements related to financial guidance or strategic goals. Forward-looking statements are inherently uncertain and are subject to a number of risks and uncertainties that could cause actual results and outcomes to be materially different from those indicated by the forward-looking statements. These risks and uncertainties include, among others, (i) reliance on third parties to support critical components of our business model; (ii) the level and effectiveness of our technology investments; (iii) our ability to protect our information technology infrastructure against cyber attack and unauthorized access; (iv) risks associated with potential violations of the Foreign Corrupt Practices Act and similar laws; (v) customer demand for our products; (vi) the successful implementation of our business strategy; (vii) the integrity and security of our global database and data centers; (viii) our ability to maintain the integrity of our brand and reputation; (ix) our ability to renew large contracts and the related revenue recognition and timing thereof; (x) the impact of macro-economic challenges on our customers and vendors; (xi) efforts to balance government deficits; (xii) future laws or regulations with respect to the collection, compilation, storage, use and/or publication of information and adverse publicity or litigation concerning the commercial use of such information; (xiii) our ability to acquire and successfully integrate other businesses, products and technologies; (xiv) adherence by third-party members of our D&B Worldwide Network, or other third parties who license and sell under the D&B name, to our quality standards and to the renewal of their agreements with D&B; (xv) the effects of foreign and evolving economies, exchange rate fluctuations, legislative or regulatory requirements and the implementation or modification of fees or taxes to acquire, use and/or redistribute data; and (xvi) the other factors described under the headings “Risk Factors,” “Management’s Discussion and Analysis,” “Legal Proceedings” and elsewhere in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and the Company’s other reports or documents filed or furnished with the Securities and Exchange Commission. D&B cautions that the foregoing list of important risk factors is not complete and except as otherwise required by federal securities laws does not undertake any obligation to update any forward-looking statement.

The Dun & Bradstreet Corporation	Schedule 1
Consolidated Statement of Operations (unaudited) - GAAP Results

				Effects of					Effects of
	Quarter Ended		AFX	Foreign	BFX	Year-To-Date		AFX	Foreign	BFX
	December 31,		% Change	Exchange	% Change	December 31,		% Change	Exchange	% Change
Dollar amounts in millions, except per share data	2013	2012	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)	2013	2012	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)

Revenue:

North America	$366.2	$352.8	4%	0%	4%	$1,233.9	$1,225.6	1%	0%	1%

Asia Pacific	44.2	44.2	0%	(7)%	7%	179.3	176.8	2%	(3)%	5%
Europe and Other International Markets	66.3	66.1	0%	1%	(1)%	242.0	241.9	0%	0%	0%
International	110.5	110.3	0%	(2)%	2%	421.3	418.7	1%	(1)%	2%

Core Revenue	$476.7	$463.1	3%	(1)%	4%	$1,655.2	$1,644.3	1%	0%	1%

Divested and Other Business (1)	—	—	N/M	N/M	N/M	—	18.7	N/M	N/M	N/M

Total Revenue	$476.7	$463.1	3%	(1)%	4%	$1,655.2	$1,663.0	(1)%	(1)%	0%

Operating Income (Loss):

North America (2)	$124.6	$157.9	(21)%			$407.4	$480.9	(15)%

Asia Pacific (3)	3.1	5.1	(39)%			19.0	4.7	N/M
Europe and Other International Markets	23.5	22.7	4%			72.9	68.8	6%
International	26.6	27.8	(4)%			91.9	73.5	25%

Corporate and Other (4)	(16.3)	(27.0)	40%			(62.2)	(122.3)	49%

Total Operating Income (5)	134.9	158.7	(15)%			437.1	432.1	1%

Interest Income	0.4	0.3	6%			1.3	0.8	48%
Interest Expense	(10.5)	(11.7)	11%			(40.7)	(39.5)	(3)%
Other Income (Expense) - Net (6)	(0.2)	(6.3)	97%			(1.7)	(15.1)	89%

Non-Operating Income (Expense) - Net	(10.3)	(17.7)	42%			(41.1)	(53.8)	24%

Income Before Provision for Income Taxes	124.6	141.0	(12)%			396.0	378.3	5%

Less: Provision for Income Taxes	47.9	45.8	(5%)			135.5	83.1	(63%)
Equity in Net Income (Loss) of Affiliates	(0.1)	—	N/M			1.6	1.3	21%

Net Income	76.6	95.2	(20)%			262.1	296.5	(12)%

Less: Net (Income) Loss Attributable to the Noncontrolling Interest (7)	(1.3)	0.8	N/M			(3.6)	(1.0)	N/M

Net Income Attributable to D&B (8)	75.3	96.0	(22)%			258.5	295.5	(13)%

Less: Allocation to Participating Securities	—	—	N/M			—	(0.1)	N/M

Net Income Attributable to D&B Common Shareholders	$75.3	$96.0	(22)%			$258.5	$295.4	(13)%

Basic Earnings Per Share of Common Stock Attributable to D&B Common Shareholders	$1.98	$2.22	(11)%			$6.61	$6.47	2%

Diluted Earnings Per Share of Common Stock Attributable to D&B Common Shareholders (9)	$1.96	$2.20	(11)%	$6.54	$6.43	2%

Weighted Average Number of Shares Outstanding:
Basic	38.0	43.3	12%	39.1	45.6	14%
Diluted	38.4	43.6	12%	39.5	46.0	14%

Operating Margins (Calculated on Total Revenue)

North America	34.0%	44.8%	33.0%	39.2%
Asia Pacific	7.0%	11.5%	10.6%	2.4%
Europe and Other International Markets	35.4%	34.3%	30.1%	28.4%
International	24.1%	25.2%	21.8%	16.8%
Total Company	28.3%	34.3%	26.4%	26.0%

Effective Tax Rate	38.4%	32.5%	34.2%	22.0%

AFX - After Effects of Foreign Exchange BFX - Before Effects of Foreign Exchange N/M - Not Meaningful
See Schedule 5 (Notes to Schedules), which is an integral part of the consolidated statement of operations.
This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 2
Consolidated Statement of Operations (unaudited) - Before Non-Core Gains and Charges

				Effects of					Effects of
	Quarter Ended		AFX	Foreign	BFX	Year-To-Date		AFX	Foreign	BFX
	December 31,		% Change	Exchange	% Change	December 31,		% Change	Exchange	% Change
Dollar amounts in millions, except per share data	2013	2012	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)	2013	2012	Fav (Unfav)	Fav (Unfav)	Fav (Unfav)
Revenue:

North America	$366.2	$352.8	4%	0%	4%	$1,233.9	$1,225.6	1%	0%	1%

Asia Pacific	44.2	44.2	0%	(7)%	7%	179.3	176.8	2%	(3)%	5%
Europe and Other International Markets	66.3	66.1	0%	1%	(1)%	242.0	241.9	0%	0%	0%
International	110.5	110.3	0%	(2)%	2%	421.3	418.7	1%	(1)%	2%

Core Revenue	$476.7	$463.1	3%	(1)%	4%	$1,655.2	$1,644.3	1%	0%	1%

Divested and Other Business (1)	—	—	N/M	N/M	N/M	—	18.7	N/M	N/M	N/M

Total Revenue	$476.7	$463.1	3%	(1)%	4%	$1,655.2	$1,663.0	(1)%	(1)%	0%

Operating Income (Loss):

North America (2)	$155.9	$157.9	(1)%			$438.7	$480.9	(9)%

Asia Pacific (3)	5.1	5.4	(6)%			21.0	19.7	6%
Europe and Other International Markets	23.5	22.7	4%			72.9	68.8	6%
International	28.6	28.1	2%			93.9	88.5	6%

Corporate and Other (4)	(11.8)	(13.6)	13%			(40.9)	(49.1)	17%

Total Operating Income (5)	172.7	172.4	0%			491.7	520.3	(6)%

Interest Income	0.4	0.3	6%			1.3	0.8	48%
Interest Expense	(10.5)	(11.7)	11%			(40.7)	(39.5)	(3)%
Other Income (Expense) - Net (6)	(0.4)	(6.6)	94%			(2.5)	(6.4)	61%

Non-Operating Income (Expense) - Net	(10.5)	(18.0)	42%			(41.9)	(45.1)	7%

Income Before Provision for Income Taxes	162.2	154.4	5%			449.8	475.2	(5)%

Less: Provision for Income Taxes	55.3	51.5	(7)%			147.3	156.8	6%
Equity in Net Income (Loss) of Affiliates	(0.1)	—	N/M			1.6	1.3	21%

Net Income	106.8	102.9	4%			304.1	319.7	(5)%

Less: Net (Income) Loss Attributable to the Noncontrolling Interest (7)	(1.3)	0.8	N/M			(3.6)	(0.9)	N/M

Net Income Attributable to D&B (8)	105.5	103.7	2%			300.5	318.8	(6)%

Less: Allocation to Participating Securities	—	—	N/M			—	(0.1)	N/M

Net Income Attributable to D&B Common Shareholders	$105.5	$103.7	2%			$300.5	$318.7	(6)%

Basic Earnings Per Share of Common Stock Attributable to D&B Common Shareholders	$2.78	$2.40	16%			$7.68	$6.98	10%

Diluted Earnings Per Share of Common Stock Attributable to D&B Common Shareholders (9)	$2.75	$2.38	16%	$7.60	$6.94	10%

Weighted Average Number of Shares Outstanding:
Basic	38.0	43.3	12%	39.1	45.6	14%
Diluted	38.4	43.6	12%	39.5	46.0	14%

Operating Margins (Calculated on Total Revenue)

North America	42.6%	44.8%	35.6%	39.2%
Asia Pacific	11.6%	12.3%	11.7%	10.1%
Europe and Other International Markets	35.4%	34.3%	30.1%	28.4%
International	25.9%	25.5%	22.3%	20.2%
Total Company	36.2%	37.2%	29.7%	31.3%

Effective Tax Rate	34.1%	33.4%	32.8%	33.0%

AFX - After Effects of Foreign Exchange BFX - Before Effects of Foreign Exchange N/M - Not Meaningful
See Schedule 5 (Notes to Schedules), which is an integral part of the consolidated statement of operations.
This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 3
Supplemental Revenue Detail (unaudited)

	Quarter Ended			Effects of		Year-To-Date			Effects of
	December 31,		AFX	Foreign	BFX	December 31,		AFX	Foreign	BFX
			% Change	Exchange	% Change			% Change	Exchange	% Change
Amounts in millions	2013	2012	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)	2013	2012	Fav/(Unfav)	Fav/(Unfav)	Fav/(Unfav)

Geographic and Customer Solution Set Revenue:
North America:
Risk Management Solutions	$182.4	$182.1	0%	(1)%	1%	$693.2	$700.6	(1)%	0%	(1)%
Sales & Marketing Solutions	183.8	170.7	8%	0%	8%	540.7	525.0	3%	0%	3%
Subtotal Core Revenue	366.2	352.8	4%	0%	4%	1,233.9	1,225.6	1%	0%	1%

Divested and Other Business[1]	—	—	N/M	N/M	N/M	—	—	N/M	N/M	N/M

Total North America Revenue	$366.2	$352.8	4%	0%	4%	$1,233.9	$1,225.6	1%	0%	1%

Asia Pacific:
Risk Management Solutions	$38.1	$35.9	6%	(8)%	14%	$154.5	$147.5	5%	(4)%	9%
Sales & Marketing Solutions	6.1	8.3	(25)%	(3)%	(22)%	24.8	29.3	(15)%	(2)%	(13)%
Subtotal Core Revenue	44.2	44.2	0%	(7)%	7%	179.3	176.8	2%	(3)%	5%

Divested and Other Business[1]	—	—	N/M	N/M	N/M	—	18.7	N/M	N/M	N/M

Total Asia Pacific Revenue	$44.2	$44.2	0%	(7)%	7%	$179.3	$195.5	(8)%	(3)%	(5)%

Europe and Other International Markets:
Risk Management Solutions	$54.8	$54.4	1%	2%	(1)%	$198.3	$199.5	(1)%	0%	(1)%
Sales & Marketing Solutions	11.5	11.7	(2)%	1%	(3)%	43.7	42.4	3%	(1)%	4%
Subtotal Core Revenue	66.3	66.1	0%	1%	(1)%	242.0	241.9	0%	0%	0%

Divested and Other Business[1]	—	—	N/M	N/M	N/M	—	—	N/M	N/M	N/M

Total Europe and Other International Markets Revenue	$66.3	$66.1	0%	1%	(1)%	$242.0	$241.9	0%	0%	0%

International
Risk Management Solutions	$92.9	$90.3	3%	(2)%	5%	$352.8	$347.0	2%	(2)%	4%
Sales & Marketing Solutions	17.6	20.0	(11)%	0%	(11)%	68.5	71.7	(5)%	(2)%	(3)%
Subtotal Core Revenue	110.5	110.3	0%	(2)%	2%	421.3	418.7	1%	(1)%	2%

Divested and Other Business[1]	—	—	N/M	N/M	N/M	—	18.7	N/M	N/M	N/M

Total International Revenue	$110.5	$110.3	0%	(2)%	2%	$421.3	$437.4	(4)%	(2)%	(2)%

Total Corporation:
Risk Management Solutions	$275.3	$272.4	1%	(1)%	2%	$1,046.0	$1,047.6	0%	(1)%	1%
Sales & Marketing Solutions	201.4	190.7	6%	0%	6%	609.2	596.7	2%	0%	2%
Subtotal Core Revenue	476.7	463.1	3%	(1)%	4%	1,655.2	1,644.3	1%	0%	1%

Divested and Other Business[1]	—	—	N/M	N/M	N/M	—	18.7	N/M	N/M	N/M

Total Corporation Revenue	$476.7	$463.1	3%	(1)%	4%	$1,655.2	$1,663.0	(1)%	(1)%	0%

Amounts in millions

North America Risk Management Solutions (Core)
DNBi Subscription Plans[2]	$102.9	$106.7	(4)%	(1)%	(3)%	$420.6	$428.5	(2)%	0%	(2)%
Non-DNBi Subscription Plans[3]	12.9	14.8	(13)%	0%	(13)%	55.3	59.1	(7)%	0%	(7)%

Total RMS Subscription Plans	115.8	121.5	(5)%	(1)%	(4)%	475.9	487.6	(2)%	0%	(2)%
Projects and Other Risk Management Solutions[4]	66.6	60.6	10%	0%	10%	217.3	213.0	2%	0%	2%

Total North America Risk Management Solutions (Core)	$182.4	$182.1	0%	(1)%	1%	$693.2	$700.6	(1)%	0%	(1)%

North America Sales & Marketing Solutions (Core)
Traditional[5]	$63.1	$63.7	(1)%	0%	(1)%	$203.7	$214.6	(5)%	0%	(5)%
VAPS	120.7	107.0	13%	0%	13%	337.0	310.4	9%	0%	9%

Total North America Sales & Marketing Solutions (Core)	$183.8	$170.7	8%	0%	8%	$540.7	$525.0	3%	0%	3%

The Dun & Bradstreet Corporation	Schedule 3
Supplemental Revenue Detail (unaudited)

	Quarter Ended
Amounts in millions	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011

North America Risk Management Solutions (Core)
DNBi Subscription Plans[2]	$102.9	$105.0	$106.2	$106.5	$106.7	$107.3	$106.8	$107.7	$108.3
Non-DNBi Subscription Plans[3]	12.9	13.9	14.4	14.1	14.8	14.1	14.5	15.7	17.0

Total RMS Subscription Plans	115.8	118.9	120.6	120.6	121.5	121.4	121.3	123.4	125.3
Projects and Other Risk Management Solutions[4]	66.6	57.8	47.5	45.4	60.6	57.4	48.2	46.8	64.6

Total North America Risk Management Solutions (Core)	$182.4	$176.7	$168.1	$166.0	$182.1	$178.8	$169.5	$170.2	$189.9

North America Sales & Marketing Solutions (Core)
Traditional[5]	$63.1	$53.2	$41.1	$46.3	$63.7	$54.7	$44.7	$51.5	$67.2
VAPS	120.7	75.9	69.5	70.9	107.0	74.8	64.8	63.8	101.8

Total North America Sales & Marketing Solutions (Core)	$183.8	$129.1	$110.6	$117.2	$170.7	$129.5	$109.5	$115.3	$169.0

Notes:

		Quarter Ended		Year-To-Date
		December 31,		December 31,

		2013	2012	2013	2012
1	Divested and Other Business:
	North America:
	Risk Management Solutions	$—	$—	$—	$—
	Sales & Marketing Solutions	—	—	—	—
	Total Divested and Other Business	$—	$—	$—	$—
	Asia Pacific:
	Risk Management Solutions	$—	$—	$—	$9.3
	Sales & Marketing Solutions	—	—	—	9.4
	Total Divested and Other Business	$—	$—	$—	$18.7
	Europe and Other International Markets:
	Risk Management Solutions	$—	$—	$—	$—
	Sales & Marketing Solutions	—	—	—	—
	Total Divested and Other Business	$—	$—	$—	$—
	Total Corporation:
	Risk Management Solutions	$—	$—	$—	$9.3
	Sales & Marketing Solutions	—	—	—	9.4
	Total Divested and Other Business	$—	$—	$—	$18.7

2
DNBi subscription plans - interactive, customizable online application that offers our customers real time access to our most complete and up-to-date global DUNSRight information, comprehensive monitoring and portfolio analysis. DNBi subscription plans are contracts that allow customers unlimited use. In these instances, we recognize revenue ratably over the term of the contract.

3
Non-DNBi subscription plans - subscription contracts which provide increased access to our risk management reports and data to help customers increase their profitability while mitigating their risk. The non-DNBi subscription plans allow customers unlimited use. In these instances, we recognize revenue ratably over the term of the contract.

4
Projects and other risk management solutions - all other revenue streams. This includes, for example, our Business Information Report, our Comprehensive Report, our International Report, and D&B Direct.

5	Sales & Marketing Solutions traditional - includes the former Internet Solutions.

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 4
Supplemental Financial Data (unaudited)

	Quarter Ended			Year-To-Date
	December 31,		AFX	December 31,		AFX
			% Change			% Change
Amounts in millions	2013	2012	Fav/(Unfav)	2013	2012	Fav/(Unfav)
Operating Costs - GAAP Results:
Operating Expenses	$162.3	$125.8	(29)%	$550.5	$521.0	(6)%
Selling and Administrative Expenses	158.6	154.0	(3)%	582.5	602.2	3%
Depreciation and Amortization	17.6	18.4	4%	71.2	78.3	9%
Restructuring Expense	3.3	6.2	48%	13.9	29.4	53%

Total Operating Costs - GAAP Results	$341.8	$304.4	(12)%	$1,218.1	$1,230.9	1%

Capital Expenditures - GAAP Results	$3.2	$4.9	35%	$9.5	$7.0	(36)%

Additions to Computer Software & Other Intangibles -
GAAP Results	$15.6	$17.6	11%	$45.6	$67.4	32%

Operating Costs - Before Non-Core Gains and Charges:
Operating Expenses	$132.0	$120.6	(10)%	$520.1	$483.8	(8)%
Selling and Administrative Expenses	154.4	151.9	(2)%	572.2	581.5	2%
Depreciation and Amortization	17.6	18.2	4%	71.2	77.4	8%
Restructuring Expense	—	—	N/M	—	—	N/M

Total Operating Costs - Before Non-Core Gains and Charges	$304.0	$290.7	(5)%	$1,163.5	$1,142.7	(2)%

	Quarter Ended		Year-To-Date
	December 31,		December 31,

Amounts in millions	2013	2012	2013	2012

Operating Expenses - GAAP Results	$162.3	$125.8	$550.5	$521.0
MaxCV	—	(5.1)	—	(31.9)
Impairments Related to Matters in China	—	—	—	(4.1)
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	—	(0.1)	(0.1)	(1.2)
Impaired Assets - Data Supply Chain	(28.2)	—	(28.2)	—
Impaired Assets - Third Party Arrangement	(0.4)	—	(0.4)	—
Impaired Assets - China Trade Portal	(1.7)	—	(1.7)	—

Operating Expenses - Before Non-Core Gains and (Charges)	$132.0	$120.6	$520.1	$483.8

Selling and Admin - GAAP Results	$158.6	$154.0	$582.5	$602.2
MaxCV	—	0.7	—	2.5
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(1.2)	(2.8)	(7.3)	(14.4)
Impairments Related to Matters in China	—	—	—	(8.8)
Impaired Assets - Third Party Arrangement	(2.7)	—	(2.7)	—
Impaired Assets - Trademark in Australia	(0.3)	—	(0.3)	—

Selling and Admin - Before Non-Core Gains and (Charges)	$154.4	$151.9	$572.2	$581.5

Depreciation and Amortization - GAAP Results	$17.6	$18.4	$71.2	$78.3
MaxCV	—	(0.2)	—	(0.8)
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	—	—	—	(0.1)

Depreciation and Amortization - Before Non-Core Gains and (Charges)	$17.6	$18.2	$71.2	$77.4

Restructuring - GAAP Results	$3.3	$6.2	$13.9	$29.4
Restructuring	(3.3)	(6.2)	(13.9)	(29.4)

Restructuring - Before Non-Core Gains and (Charges)	$—	$—	$—	$—

The Dun & Bradstreet Corporation	Schedule 4
Supplemental Financial Data (unaudited)

	Quarter Ended

Amounts in millions	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012

Net Debt Position:
Cash and Cash Equivalents	$235.9	$214.3	$196.5	$172.8	$149.1	$137.0	$118.6	$117.7
Short-Term Debt	(0.1)	(0.1)	(0.1)	(0.1)	(0.2)	(400.2)	(400.6)	(1.0)
Long-Term Debt	(1,516.0)	(1,455.9)	(1,408.0)	(1,302.7)	(1,290.7)	(623.9)	(613.0)	(841.8)

Net Debt	$(1,280.2)	$(1,241.7)	$(1,211.6)	$(1,130.0)	$(1,141.8)	$(887.1)	$(895.0)	$(725.1)

	Year-To-Date

Amounts in millions	Dec 31, 2013	Dec 31, 2012	% Change Fav/(Unfav)

Free Cash Flow:
Net Cash Provided By Operating Activities - GAAP Results	$333.3	$357.8	(7)%
Less:
Capital Expenditures - GAAP Results	9.5	7.0	(36)%
Additions to Computer Software & Other Intangibles - GAAP Results	45.6	67.4	32%

Free Cash Flow	$278.2	$283.4	(2)%
Legacy Tax Matters (Refund) Payment	—	—	N/M
Free Cash Flow Excluding Legacy Tax Matters	$278.2	$283.4	(2)%

	Year-To-Date

Amounts in millions	Dec 31, 2013	Dec 31, 2012	% Change Fav/(Unfav)

Net Cash Provided By Operating Activities excluding Legacy Tax Matters:
Net Cash Provided By Operating Activities - GAAP Results	$333.3	$357.8	(7)%
Legacy Tax Matters (Refund) Payment	—	—	N/M
Net Cash Provided By Operating Activities Excluding Legacy Tax Matters	$333.3	$357.8	(7)%

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.

The Dun & Bradstreet Corporation	Schedule 5
Notes to Schedules 1 and 2 (unaudited) and Definitions of Non-GAAP Measures

(1)	The following table reconciles Divested and Other Business included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-To-Date
		December 31,		December 31,
	Amounts in millions	2013	2012	2013	2012
	Divested and Other Business:
	Domestic Portion of Japan Operations	—	—	—	$12.7
	Roadway China	—	—	—	5.4
	India Research and Advisory Services				0.6
	Total Divested and Other Business	—	—	—	$18.7

(2)	The following table reconciles North America Operating Income included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-To-Date
		December 31,		December 31,
	Amounts in millions	2013	2012	2013	2012
	North America Operating Income - GAAP Results (Schedule 1)	$124.6	$157.9	$407.4	$480.9
	Impaired Assets - Data Supply Chain	(28.2)	—	(28.2)	—
	Impaired Assets - Third Party Arrangement	(3.1)	—	(3.1)	—
	North America Operating Income - Before Non-Core Gains and (Charges) (Schedule 2)	$155.9	$157.9	$438.7	$480.9

(3)	The following table reconciles Asia Pacific Operating Income included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-To-Date
		December 31,		December 31,
	Amounts in millions	2013	2012	2013	2012
	Asia Pacific Operating Income - GAAP Results (Schedule 1)	$3.1	$5.1	$19.0	$4.7
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	—	(0.3)	—	(2.1)
	Impaired Assets - China Trade Portal	(1.7)	—	(1.7)	—
	Impaired Assets - Trademark in Australia	(0.3)	—	(0.3)	—
	Impairments Related to Matters in China	—	—	—	(12.9)
	Asia Pacific Operating Income - Before Non-Core Gains and (Charges) (Schedule 2)	$5.1	$5.4	$21.0	$19.7

(4)	The following table reconciles Corporate and Other expenses included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-To-Date
		December 31,		December 31,
	Amounts in millions	2013	2012	2013	2012
	Corporate and Other - GAAP Results (Schedule 1)	$(16.3)	$(27.0)	$(62.2)	$(122.3)
	Restructuring Charges	(3.3)	(6.2)	(13.9)	(29.4)
	MaxCV	—	(4.7)	—	(30.3)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(1.2)	(2.5)	(7.4)	(13.5)
	Corporate and Other - Before Non-Core Gains and (Charges) (Schedule 2)	$(11.8)	$(13.6)	$(40.9)	$(49.1)

(5)	The following table reconciles Total Operating Income included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-To-Date
		December 31,		December 31,
	Amounts in millions	2013	2012	2013	2012
	Total Operating Income - GAAP Results	$134.9	$158.7	$437.1	$432.1
	Restructuring Charges	(3.3)	(6.2)	(13.9)	(29.4)
	MaxCV	—	(4.7)	—	(30.3)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(1.2)	(2.8)	(7.4)	(15.6)
	Impaired Assets - Data Supply Chain	(28.2)	—	(28.2)	—
	Impaired Assets - Third Party Arrangement	(3.1)	—	(3.1)	—
	Impaired Assets - China Trade Portal	(1.7)	—	(1.7)	—
	Impaired Assets - Trademark in Australia	(0.3)	—	(0.3)	—
	Impairments Related to Matters in China	—	—	—	(12.9)
	Total Operating Income - Before Non-Core Gains and (Charges)	$172.7	$172.4	$491.7	$520.3

(6)	The following table reconciles Other Income (Expense)-Net included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-To-Date
		December 31,		December 31,
	Amounts in millions	2013	2012	2013	2012
	Other Income (Expense)-Net - GAAP Results (Schedule 1)	$(0.2)	$(6.3)	$(1.7)	$(15.1)
	Effect of Legacy Tax Matters	0.2	0.2	0.8	(14.8)
	Gain (Loss) on Sale of Businesses	—	0.1	—	6.1
	Other Income (Expense)-Net - Before Non-Core Gains and (Charges) (Schedule 2)	$(0.4)	$(6.6)	$(2.5)	$(6.4)

Total Pre-Tax Impacts:
(Summarizes the Effects on Operating Income and Other Income (Expense) - Net)
	Quarter Ended		Year-To-Date
	December 31,		December 31,
Amounts in millions	2013	2012	2013	2012
Restructuring Charges	$(3.3)	$(6.2)	$(13.9)	$(29.4)
MaxCV	—	(4.7)	—	(30.3)
Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(1.2)	(2.8)	(7.4)	(15.6)
Impaired Assets - Data Supply Chain	(28.2)	—	(28.2)	—
Impaired Assets - Third Party Arrangement	(3.1)	—	(3.1)	—
Impaired Assets - China Trade Portal	(1.7)	—	(1.7)	—
Impaired Assets - Trademark in Australia	(0.3)	—	(0.3)	—
Impairments Related to Matters in China	—	—	—	(12.9)
Effect of Legacy Tax Matters	0.2	0.2	0.8	(14.8)
Gain (Loss) on Sale of Businesses	—	0.1	—	6.1
Total Pre-Tax Impacts	$(37.6)	$(13.4)	$(53.8)	$(96.9)

The Dun & Bradstreet Corporation	Schedule 5
Notes to Schedules 1 and 2 (unaudited) and Definitions of Non-GAAP Measures

(7)	The following table reconciles Net Income (Loss) Attributable to the Noncontrolling Interest Schedule 1 and Schedule 2:
		Quarter Ended		Year-To-Date
		December 31,		December 31,
	Amounts in millions	2013	2012	2013	2012

	Net Income (Loss) Attributable to the Noncontrolling Interest - GAAP Results (Schedule 1)	$(1.3)	$0.8	$(3.6)	$(1.0)
	Minority Share of Gain on Sale of Business	—	—	—	(0.9)
	Impairments Related to Matters in China	—	—	—	0.8

	Net Income (Loss) Attributable to the Noncontrolling Interest - Before Non-Core Gains and (Charges) (Schedule 2)	$(1.3)	$0.8	$(3.6)	$(0.9)

(8)	The following table reconciles Net Income Attributable to D&B included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-To-Date
		December 31,		December 31,
	Amounts in millions	2013	2012	2013	2012

	Net Income Attributable to D&B - GAAP Results (Schedule 1)	$75.3	$96.0	$258.5	$295.5

	Restructuring Charges	(2.4)	(4.0)	(10.3)	(18.7)
	MaxCV	—	(2.5)	—	(20.8)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.7)	(1.8)	(4.6)	(10.4)
	Impaired Assets - Data Supply Chain	(23.2)	—	(23.2)	—
	Impaired Assets - Third Party Arrangement	(1.9)	—	(1.9)	—
	Impaired Assets - China Trade Portal	(1.7)	—	(1.7)	—
	Impaired Assets - Trademark in Australia	(0.3)	—	(0.3)	—
	Impairments Related to Matters in China	—	—	—	(12.1)
	Effect of Legacy Tax Matters	—	—	—	13.0
	Gain (Loss) on Sale of Businesses	—	0.1	—	11.2
	Minority Share of Gain on Sale of Business	—	—	—	(0.9)
	Tax Benefit on a Loss on the Tax Basis of a Legal Entity	—	0.5	—	15.4

	After-Tax Impact	(30.2)	(7.7)	(42.0)	(23.3)

	Net Income Attributable to D&B - Before Non-Core Gains and (Charges) (Schedule 2)	$105.5	$103.7	$300.5	$318.8

(9)	The following table reconciles Diluted Earnings Per Share Attributable to D&B included in Schedule 1 and Schedule 2:
		Quarter Ended		Year-To-Date
		December 31,		December 31,
		2013	2012	2013	2012

	Diluted EPS Attributable to D&B - GAAP Results (Schedule 1)	$1.96	$2.20	$6.54	$6.43

	Restructuring Charges	(0.07)	(0.09)	(0.26)	(0.41)
	MaxCV	—	(0.06)	—	(0.45)
	Legal and Other Professional Fees and Shut-Down (Costs) Recoveries Related to Matters In China	(0.02)	(0.04)	(0.11)	(0.22)
	Impaired Assets - Data Supply Chain	(0.60)	—	(0.59)	—
	Impaired Assets - Third Party Arrangement	(0.05)	—	(0.05)	—
	Impaired Assets - China Trade Portal	(0.04)	—	(0.04)	—
	Impaired Assets - Trademark in Australia	(0.01)	—	(0.01)	—
	Impairments Related to Matters in China	—	—	—	(0.26)
	Minority Share of Gain on Sale of Business	—	—	—	(0.02)
	Effect of Legacy Tax Matters	—	—	—	0.28
	Gain (Loss) on Sale of Businesses	—	—	—	0.24
	Tax Benefit on a Loss on the Tax Basis of a Legal Entity	—	0.01	—	0.33

	Diluted EPS Attributable to D&B - Before Non-Core Gains and (Charges) (Schedule 2)	$2.75	$2.38	$7.60	$6.94

N/M - Not Meaningful

The following defines the non-GAAP measures used to evaluate performance:

*Total revenue excluding the revenue of divested and shut-down businesses is referred to as “core revenue.” Core revenue includes the revenue from acquired businesses from the date of acquisition
*Core revenue growth, excluding the effects of foreign exchange, is referred to as “core revenue growth before the effects of foreign exchange.” We also separately, from time to time, analyze core revenue growth before the effects of foreign exchange among two components, “organic core revenue growth” and “core revenue growth from acquisitions”

*Results (such as operating income, operating income growth, operating margin, net income, tax rate and diluted earnings per share) exclude Restructuring Charges (whether recurring or non-recurring) and certain other items that we consider do not reflect our underlying business performance. We refer to these Restructuring Charges and other items as “non-core gains and (charges)”

* Net cash provided by operating activities minus capital expenditures and additions to computer software and other intangibles is referred to as “free cash flow”

This financial information should be read in conjunction with the consolidated financial statements and related notes of The Dun & Bradstreet Corporation contained in filings with the Securities and Exchange Commission.